TAXES - Aggregate amount and per share effect (Details) - USD ($)	12 Months Ended
	Sep. 30, 2025	Sep. 30, 2024	Sep. 30, 2023
TAXES
The aggregate amount of PRC preferential tax rate	$ 278,466	$ 266,791	$ 116,831
The aggregate effect on basic net (loss) income per share	$ (0.02)	$ (0.02)	$ (0.01)
The aggregate effect on diluted net (loss) income per share	$ (0.02)	$ (0.02)	$ (0.01)